Exhibit 10.26

                         CONTINUING EMPLOYMENT AGREEMENT

      This Continuing Employment Agreement ("Agreement ") is made effective as of December 16, 1999 between priceline.com, Incorporated, a Delaware corporation having an office located at Five High Ridge Park, Stamford, Connecticut 06905 (the "Company"), Walker Digital Corporation, a Connecticut corporation, having an office located at One High Ridge Park, Stamford, Connecticut 06905 ("Walker Digital") (the Company and Walker Digital are sometimes referred to herein collectively as the "Companies"), and Melissa M. Taub, residing at 90 Pumping Station Road, Ridgefield, Connecticut 06877 (the "Employee").

      In consideration of the covenants and promises set forth below, the Companies and the Employee, intending to be bound legally, agree as follows:

1. Resignation of Officer Positions and Change of Duties.

(a) The Employee hereby resigns as an officer and director of the Companies and each subsidiary of the Companies effective as of the date hereof. The Company acknowledges that the Employee shall not be considered an officer of the Company for purposes of the Securities Exchange Act of 1934, as amended, including
Section 16(b) thereof, after the date hereof.

(b) The Companies and the Employee have mutually agreed that the Employee's employment relationship with the Company shall continue from the date hereof and shall terminate as of December 16, 2000 (the "Termination Date").

(c) For the period commencing on December 17, 1999 and ending on the Termination Date, the Employee shall continue to serve as a non-officer employee of the Companies. During this period, the Employee's duties as an employee will be only those which are mutually agreed between her and the Companies, with the Companies' decision as to such duties to be determined solely by Paul Francis. As a result, the Companies agree that notwithstanding any of the provisions of the Employment Letter dated September 10, 1998 (the "Employment Letter"), the Employee's employment with the Companies will not be terminated by the Companies prior to the Termination Date.

2. Consideration. In exchange for a waiver and release, as set forth on Exhibit A hereto, of any claims that the Employee has or may have against the Companies and vice versa which the Employee and the Companies will deliver upon execution of this Agreement, and in lieu of any other benefits to which the Employee is or may be entitled under the Company's employment and severance policies or under the Employment Letter, the Companies and the Employee have agreed that Employee shall continue employment with the Company on the terms and conditions set forth herein. As additional consideration for her continued employment with the Company hereunder, the Companies and the Employee hereby agree to execute an identical waiver and release with respect to the Company as of the Termination Date.

(a) Salary Continuation. The Employee shall be entitled to continuation of base salary of $200,000 per year, payable in accordance with the Company's regular payroll practices, through the Termination Date, subject to Section 2(i) hereof.

(b) Bonus. The Employee shall be entitled to receive a bonus for fiscal year 1999, in the amount of $22,700, which bonus shall be paid by the Company no later than December 31, 1999.

(c) Stock Options. The Employee currently holds unexercised options ("Employee Options") to purchase an aggregate of 200,000 shares of Common Stock of the Company ("Underlying Common Stock") granted pursuant to the priceline.com LLC 1997 Omnibus Plan ("1997 Omnibus Plan"), and in accordance with the priceline.com LLC Non-Qualified Option Agreement Pursuant to the 1997 Omnibus Plan, dated as of July 18, 1998 ("Option Agreement"). Notwithstanding anything else to the contrary including the provisions of the 1997 Omnibus Plan or the Option Agreement:

      (i) 116,667 of the Employee Options are fully vested as of the date of this Agreement Date (the "Current Vested Options");

      (ii) 83,333 of the Employee Options will fully vest on June 1, 2000 without any risk of forfeiture (the "Future Vested Options"). Vesting of the Future Vested Options will occur simply with the passage of time and the Future Vested Options will be fully vested on June 1, 2000.

      (iii) the Employee shall be entitled to exercise the Current Vested Options, in whole or in part and from time to time, during the period commencing with the date hereof and ending 90 days after the Termination Date;

      (iv) the Employee shall be entitled to exercise the Future Vested Options, in whole or in part and from time to time, during the period commencing on June 1, 2000 and ending 90 days after the Termination Date;

      (v) the Executive's execution and compliance with the terms of this Agreement shall be deemed to constitute compliance with the provisions of paragraphs 6(b), (c) and (d) of the Option Agreement and any similar provisions of the 1997 Omnibus Plan;

      (vi) subject to the limitations set forth in the letter between the Employee and the Company dated July 18, 1999 (the "Lock-Up Letter") and any policy of the Company in effect during the term of this Agreement with respect to the sale by its employees of its Common Stock, the Employee shall be entitled upon exercise of the Employee Options to sell the Underlying Common Stock to the public pursuant to the S-8 Registration Statement (Registration No. 333-83233) ("S-8 Registration Statement"), or another such Registration Statement covering option shares which supercedes the S-8 Registration Statement;

      (vii) the Company agrees that Employee shall not be required to enter into a new lock-up agreement after the expiration of the Lock-Up Letter;

      (viii) the Company agrees that it will keep the S-8 Registration Statement effective for the benefit of the Employee for the same period of time as the same is kept effective for the benefit of any other employee of the Company;

      (ix) the Company agrees that it shall withhold from the number of shares otherwise to be delivered upon exercise of the Employee Options a number of shares of Underlying Common Stock having a fair market value equal to or less than the Company's aggregate withholding tax obligation with respect to exercise of the Employee Options;

      (x) the Company agrees it will permit a cashless exercise of the Employee Options, which means that assuming a simultaneous exercise of the Employee Options and sale of some or all of the Underlying Common Stock, Employee may deliver to the Company out of the sale proceeds a sum equal to the exercise price and withholding tax obligation for all Employee Options exercised.

Except as modified by this Agreement, the Employee shall be entitled to all the other rights and benefits relating to the Employee Options which are set forth in the 1997 Omnibus Plan and the Option Agreement.

(d) Walker Digital Options. The Employee shall be granted as of the date hereof non-qualified stock options for 25,000 shares of Walker Digital common stock pursuant to the Walker Digital 1999 Stock Option Plan (the "Walker Digital Option Plan") at an exercise price per share of $1.00. Such options shall be fully vested on grant and shall terminate on December 16, 2009 notwithstanding anything else to the contrary in the Walker Digital Option Plan, and shall otherwise have such terms and conditions as are set forth in the Walker Digital Option Plan and any related stock option agreement.

(e) Medical and Dental Plans. The Employee shall be entitled to continuation of group health benefits (medical and dental) as well as life and disability insurance pursuant to the Company's standard programs as in effect from time to time, in accordance with the terms of such plans as applicable to employees generally, until the Termination Date. Thereafter, the Employee shall be entitled to continuation of such benefits under the Company's standard programs as in effect from time to time (or continuation of substantially similar benefits, through a third party carrier, at the Company's election) for a period of up to 18 months (or in the case of health benefits, such longer period as may be required by COBRA), provided that the Employee makes any necessary conversion and pays the full cost of the premium.

(f) Other Benefits. The Employee shall be entitled to continued participation in all other employee and Employee benefits plans of the Company (other than the right to participate in the Company's stock and option plans, except as otherwise set forth in this Agreement) until the earlier of (i) the Termination Date and (ii) such date that Employee accepts alternative employment with any employer other than the Company or Walker Digital providing similar benefits. Such benefits include without limitation the right to participate in the Company's 401(k) plan, and workers' compensation and unemployment programs.

(g) Company Equipment. Notwithstanding the terms of the Confidentiality Agreement referenced in Section 3 below, the Employee may keep her Company-issued home computer, fax printer and cellular telephone (with continued telephone service after the Termination Date at the Employee's cost). The Employee will return any other Company equipment to the Company on or before the Termination Date.

(h) Continued Indemnification and Insurance. As a former officer and employee of the Companies, Employee shall continue to be entitled to the benefit of the indemnification provisions contained in the Certificates of Incorporation and By-Laws of the Companies with respect to any acts or omissions that occurred during her tenure as an officer and employee. In addition, the Employee shall continue to be entitled to the benefit of coverage under all director and officer and professional risk/liability (legal malpractice) insurance policies, maintained by the Company with respect to any acts or omissions that occurred during her tenure as an officer and employee. At a minimum, the Company agrees to keep and maintain such policies in full force and effect (and on terms no less favorable then the terms now in effect) until such time as the Employee has no legal or other liability for any acts or omissions that occurred during her tenure as an officer and employee.

(i) Potential Loss of Salary. Notwithstanding the salary continuation set forth in paragraph 2(a) above, the Employee agrees that if the Employee performs services for any entity other than any of the Companies or is self-employed during the period from June 16, 2000 to December 16, 2000, any amounts received by the Employee that are recognized as income to the Employee for such period from such other entity or from self-employment (other than income resulting from the exercise of stock options, the grant or vesting of other equity awards or other similar events, including the sale of Underlying Common Stock) will offset on a dollar-for-dollar basis the Company's obligation to continue to make salary payments to the Employee pursuant to paragraph 2(a). The Employee is under no obligation to mitigate or seek employment prior to the Termination Date.

(j) No Severance or Other Benefits. The Company and the Employee agree that the Employee will be entitled to no severance or other benefits except as expressly set forth herein.

3. Confidentiality Agreement. The Employee acknowledges that the Employee's obligations to the Company set forth in the Employee's Confidentiality Agreement, dated September 10, 1998, remain in full force and effect and are not diminished in any way by this Agreement. Any time periods contained in such agreement for post-termination obligations shall be deemed to commence as of the Termination Date.

4. Non-Disclosure. The Company and the Employee agree not to disclose the provisions of this Agreement to any person or entity, with the exception of counsel, accounting and tax advisors, Employee's immediate family, or as required by applicable law. However, since the fact of Employee's resignation as an officer of the Company requires public disclosure and the filing of a form 8-K report with the Securities and Exchange Commission, the Company and the Employee agree to cooperate in all such public disclosure and in the making of such 8-K filing, with Employee to have approval authority over the content of such disclosure and filing. In addition, the Employee shall have the right to approve communications to personnel of the Companies and all other third parties concerning the Employee's termination of employment with the Companies.

5. Mutual Non-Disparagement. The Employee and the Companies agree not to make any statement, written or verbal, to any party reasonably likely to be harmful to the other party or to be injurious to the goodwill, reputation or business standing of the other party at any time in the future; provided, however, that this non-disparagement clause shall not preclude any party or its agents or representatives from any good faith response to any inquiries under oath or in response to governmental inquiry.

6. Mutual Release of Claims with Respect to the Company. The Employee and the Companies agree to deliver the Mutual Release of Claims and Waiver of Rights document in the form attached hereto as Exhibit A both (i) on or prior to December 16, 1999, to be effective as of such date and (ii) on or prior to the Termination Date, to be effective as of such date.

7. Merger and Integration. Except as expressly set forth herein, all prior understandings and agreements between the parties are merged into this Agreement, which collectively with the Mutual Release of Claims and Waiver of Rights, express the complete understanding and agreement between the parties.

8. Advice of Counsel. The Employee acknowledges and represents that the Employee has had the opportunity to obtain the advice of counsel, and is entering into this Agreement after carefully considering the legal ramifications thereof. The Employee acknowledges and represents that the Employee is entering into these agreements voluntarily, knowingly of the Employee's own free will, and without undue influence or duress.

9. Headings. The section headings contained in this Agreement are for convenience of reference only, are not intended to be a part of this Agreement and shall not be construed to define, modify, alter or describe the scope or intent of any of the terms, covenants or conditions of this Agreement.

10. Severability. If any term or provision of this Agreement or the application thereof to any person, entity or circumstance shall to any extent be determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement, or the application of such terms or provision to such person, entity or circumstance other than those that are held invalid or unenforceable, shall not be affected thereby, and each other term and provision shall be valid and enforced to the fullest extent permitted by law. The parties authorize the court to reduce in scope or modify, if possible, all invalid or unenforceable provisions, so that they become valid or enforceable.

11. Successors. This Agreement shall be binding upon, and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of Connecticut as they apply to contracts entered into and wholly to be performed within such state by residents thereof.

13. Authorization.

(a) The Companies have full power and authority to execute and deliver this Agreement and the Mutual Release of Claims and Waiver of Rights and to consummate the transactions contemplated hereby. All actions required to be taken by the Companies, including obtaining the approval by the Boards of Directors and the Option Committees of the respective Companies, in order to authorize the Companies to execute this Agreement and the Mutual Release of Claims and Waiver of Rights and to perform their obligations hereunder and to consummate the transactions contemplated hereby have been duly and properly taken. When executed and delivered by the appropriate officers of the Companies this Agreement and the Mutual Release of Claims and Waiver of Rights shall constitute the legal and binding obligations of the Companies enforceable in accordance with its terms.

(b) This Agreement and the Mutual Release of Claims and Waiver of Rights do not violate any provision of the Certificate of Incorporation or By-laws or the Operating Agreement of the Companies, nor does it violate any material provision of, or result in any material default or acceleration of any material obligations under, result in the creation or imposition of any material lien pursuant to, or require any consent under any material agreement to which the Companies are a party or by which the Companies are bound.

(c) The Employee has full power and authority to execute and deliver this Agreement and the Mutual Release of Claims and Waiver of Rights and to consummate the transactions contemplated hereby. When executed and delivered by the Employee, this Agreement and the Mutual Release of Claims and Waiver of

Rights shall constitute the legal and binding obligations of the Employee enforceable in accordance with its terms.

      IN WITNESS WHEREOF, the parties hereto have set their hands as of the 16th day of December, 1999.

                              The Companies

                              priceline.com, Incorporated
                              (THE COMPANY)

                              By:

                                    __________________________________
                                    its ______________________________


                              Walker Digital Corporation
                              (WALKER DIGITAL)

                              By:

                                    __________________________________
                                    its ______________________________


                              The Employee

                                    __________________________________

                              DATE SIGNED: _______________

State of Connecticut
                        ss.
County of

Personally appeared ______________________, the signer and sealer of the foregoing Agreement, who acknowledged the same to be his free act and deed before me.

                  Notary Public
                  My Commission Expires:

                                                                       Exhibit A

                  MUTUAL RELEASE OF CLAIMS AND WAIVER OF RIGHTS

1. Mutual Release of Claims. (a) Melissa M. Taub (the "Employee"), on behalf of the Employee and the Employee's heirs, executors, administrators, representatives, successors and assigns (such other persons being collectively referred to for the purposes of this document as the "Employee Persons"), in consideration of the terms and conditions set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby remises, releases and forever discharges priceline.com, Incorporated (the "Company") and Walker Digital Corporation ("Walker Digital") (the Company and Walker Digital are sometimes referred to herein collectively as the "Companies") and their respective parents, subsidiaries, affiliated corporations, successors and assigns and their respective officers, directors, shareholders, employees and agents (such other persons being collectively referred to for the purposes of this document as the "the Company Persons"), and
(b) the Companies, on behalf of themselves and the Company Persons, in consideration of the terms and conditions set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby remise, release and forever discharge the Employee and the Employee Persons, in each case, from any and all claims, damages, actions, causes of action, losses, liabilities, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, judgments, extents, executions, costs and expenses of any nature whatsoever, except for the obligations set forth in the Continuing Employment Agreement dated as of December 16, 1999 between the Employee and the Companies ("Continuing Employment Agreement"), but including, without limitation, court costs and attorneys' fees, whether or not now known, claimed or suspected, fixed or contingent, in law or in equity (hereinafter collectively referred to as "Claims") which the respective releasing party (in each case, the "Releasor") now has, has ever had, has ever claimed to have had or may have against the respective released party (in each case, the "Releasee") from the beginning of the world to the date of the execution of this Mutual Release of Claims, including without limitation: any and all Claims for violation of the common law, including, but not limited to, wrongful discharge of employment, breach of contract -- express or implied, negligent or intentional infliction of emotional distress, negligent or intentional misrepresentations, negligence, slander, defamation or self-defamation; any and all Claims that Employee may have to acquire any securities of the Company; any and all Claims for violation of any federal, state, local or municipal rule, regulation or statute, including, but not limited to, the Age Discrimination in Employment Act of

1967, 29 U.S.C.ss.621 et seq. (the "ADEA"), Title VII of the Civil Rights Act of 1964, 42 U.S.C.ss.2000 et seq., the Americans with Disabilities Act of 1990, 42 U.S.C.ss.12101, et seq., the Family and Medical Leave Act of 1993, 29 U.S.C.ss. 2601, et seq., the Equal Pay Act of 1963, the Fair Labor Standards Act of 1938, 29 U.S.C. ss.201, the Civil Rights Act of 1991, the Employee Retirement Income Security Act of 1974, 29 U.S.C.ss.201 et seq., the Connecticut Fair Employment Practices Act, Conn. Gen Stat. 46a-60 et seq., and the Connecticut Wage and Hour Law, Conn. Gen. Stat. 31-70 et seq., each as amended; any and all Claims for violation of any public policy having any bearing whatsoever on the terms or conditions of the Employee's employment or cessation of employment with the Companies; any and all Claims arising directly or indirectly out of the Employee's employment by the Companies; and any and all Claims for attorneys' fees and costs. Each Releasor further agrees that she or it will not seek or be entitled to any personal recovery in any Claim whatsoever against any Releasee for any of the matters set forth in this paragraph.

      Except with respect to the specific obligations of the parties specified in the Continuing Employment Agreement, all prior understandings and agreements between the parties are merged into this Agreement, which constitutes the complete understanding and agreement between the parties.

      Each Releasor acknowledges that certain states provide that a general release of claims does not extend to claims which the Releasor does not know or suspect to exist in the Releasor's favor at the time of executing the release which, if known by the Releasor may have materially affected the Releasor's entering into the release of claims. Being aware that such statutory protection may be available to the Releasor, each Releasor expressly, voluntarily and knowingly waives any arguable benefit or protection of any such statute in executing this Mutual Release of Claims, known or unknown.

      Each Releasor further acknowledges that the Releasor's signature below signifies that the Releasor is entering into this Mutual Release of Claims freely, knowingly and voluntarily with a full understanding of its terms.

      This Release may not be changed orally.

2. Waiver of Rights. The Employee understands that there are various state, federal and local laws that prohibit employment discrimination on the basis of, among other things, age, sex, race, national origin, religion and disability and that these laws are enforced by various government agencies. The Employee intends to waive and hereby does waive any right that the Employee may have to seek or be entitled to any personal recovery against the Companies under the Age Discrimination in Employment Act of 1967 as amended (the "ADEA"), and under any other laws regarding employment discrimination with respect to her employment with the Companies. The Employee acknowledges and understands that the release of claims under the ADEA is subject to special waiver protections under 29 U.S.C. 626(f). In accordance with that section, the Employee specifically agrees that the Employee is knowingly and voluntarily releasing and waiving any rights or claims of discrimination under the ADEA. The Employee specifically acknowledges that the waiver of rights contained herein and the Mutual Release of Claims fully comply with 29 U.S.C. ss. 626(f) in that:

      (i) the waiver and Release of Claims are part of an Agreement between the Employee and the Company and are fully understood by the Employee;

      (ii) the waiver and Release of Claims specifically refer to rights or claims arising under the ADEA;

      (iii) this waiver and the Release of Claims do not apply to any rights arising after the date of execution of this Agreement;

      (iv) the Employee is waiving rights or claims for age discrimination under the ADEA in exchange for the consideration described in the Continuing Employment Agreement, which provides additional value relative to anything of value to which the Employee already is entitled;

      (v) the Employee has been advised in writing to consult with an attorney prior to executing this Agreement and has in fact consulted with an attorney of her choice;

      (vi) the parties agree that the Employee has had at least twenty-one (21) days within which to consider this Agreement;

      (vii) this Agreement provides the Employee with a period of 7 days following the execution of this Agreement to revoke the Agreement; and

      (viii) this Agreement will not become effective until the revocation period set forth in the preceding clause (vii) shall have expired.

3. Rescission Period; Effective Date.

THIS AGREEMENT SHALL NOT BECOME EFFECTIVE AND ENFORCEABLE UNTIL THE EIGHTH DAY AFTER THE DATE THIS AGREEMENT IS

EXECUTED BY THE EMPLOYEE. THE PARTIES UNDERSTAND AND AGREE THAT THE EMPLOYEE MAY REVOKE THIS AGREEMENT AFTER HAVING EXECUTED IT BY SO ADVISING THE COMPANIES IN WRITING, PROVIDED SUCH WRITING IS RECEIVED BY THE COMPANIES BY 11:59 P.M. ON THE SEVENTH DAY AFTER THE DATE OF EXECUTION OF THIS AGREEMENT. SUCH NOTICE OF REVOCATION MUST BE DELIVERED TO THE ATTENTION OF _____________________ AT
_____________________.

IF THE EMPLOYEE DOES NOT ELECT TO REVOKE THIS AGREEMENT WITHIN THE SEVEN DAY REVOCATION PERIOD REFERRED TO IN THE PRECEDING PARAGRAPH, THIS RELEASE OF CLAIMS SHALL BECOME EFFECTIVE AND ENFORCEABLE AT 12:00 A.M. ON THE EIGHTH DAY AFTER THE DATE THAT THE EMPLOYEE EXECUTES THIS AGREEMENT (SUCH DATE OF EFFECTIVENESS BEING REFERRED TO AS THE "EFFECTIVE DATE").

      IN WITNESS WHEREOF, the parties hereto have executed this Mutual Release of Claims and Waiver of Rights as of the 16th day of December, 1999.

                              The Companies

                              priceline.com, Incorporated
                              (THE COMPANY)

                              By:

                                    __________________________________
                                    its ______________________________


                              Walker Digital Corporation
                              (WALKER DIGITAL)

                              By:

                                    __________________________________
                                    its ______________________________



                              The Employee

                                    __________________________________

                              DATE SIGNED: _______________

State of Connecticut
                        ss.
County of

Personally appeared ____________, the signer and sealer of the foregoing Agreement, who acknowledged the same to be his free act and deed before me.

                  Notary Public
                  My Commission Expires:

      IN WITNESS WHEREOF, the parties hereto have executed this Mutual Release of Claims and Waiver of Rights as of the 16th day of December, 1999.

                              The Companies

                              priceline.com, Incorporated
                              (THE COMPANY)

                              By:

                                    __________________________________
                                    its ______________________________


                              Walker Digital Corporation
                              (WALKER DIGITAL)

                              By:

                                    __________________________________
                                    its ______________________________



                              The Employee

                                    __________________________________

                              DATE SIGNED: _______________

State of Connecticut
                        ss.
County of

Personally appeared ____________, the signer and sealer of the foregoing Agreement, who acknowledged the same to be his free act and deed before me.

                  Notary Public
                  My Commission Expires:


                                        6